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                 [COBITZ, VANDENBERG & FENNESSY LETTERHEAD]



                       CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in Registration Statement No. 33-68538 of SuburbFed Financial Corp. on Form S-8 of our report dated March 23, 1998 appearing in this Annual Report on Form 11-K of SuburbFed Financial Corp. for the year ended December 31, 1997.




                                     /s/ Cobitz, VandenBerg & Fennessy
                                     ---------------------------------
                                     Cobitz, VandenBerg & Fennessy

March 25, 1998
Palos Hills, Illinois